Loans	6 Months Ended
Jun. 30, 2013
Loans [Abstract]
Loans

7. Loans

The loan portfolio of the Company consists of the following (in thousands):

	June 30, 2013	December 31, 2012
Commercial	$116,153	$102,822
Commercial loans secured by real estate	390,044	383,339
Real estate - mortgage	221,736	217,584
Consumer	16,964	17,420
Loans, net of unearned income	$744,897	$721,165

Loan balances at June 30, 2013 and December 31, 2012 are net of unearned income of $619,000 and $637,000, respectively. Real estate-construction loans comprised 2.6%, and 2.0% of total loans, net of unearned income, at June 30, 2013 and December 31, 2012, respectively. The Company has no exposure to subprime mortgage loans in the loan portfolio.